UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2011
Commission File Number 1-9929
Insteel Industries, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	56-0674867

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 786-2141
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
     On May 17, 2011, the Board of Directors (the “Board”) of Insteel Industries, Inc. (the “Company”) appointed Duncan S. Gage to serve as an independent director of the Company, for an initial term ending at the Company’s 2012 Annual Meeting of Shareholders. Concurrently, the Board increased the number of directors from six to seven, effective immediately. Mr. Gage is currently the President and Chief Executive Officer of Giant Cement Holding Inc., a position he has held since 2009. Mr. Gage was appointed to the Audit Committee effective immediately following his appointment as a director. Mr. Gage will participate in the non-employee director compensation program described in the Company’s proxy statement filed on December 30, 2010. Mr. Gage has not been directly or indirectly involved or had a material interest in any transaction, proposed transaction, or series of similar transactions with the Company which would be required to be disclosed pursuant to Item 404(a) of Regulation S-K. A copy of the press release announcing Mr. Gage’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01. Other Events
     On May 17, 2011, the Company issued a press release announcing that its Board had declared a quarterly cash dividend of $0.03 per share payable on July 8, 2011 to shareholders of record as of June 24, 2011. A copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     While the Company intends to pay regular quarterly cash dividends for the foreseeable future, the declaration and payment of future dividends, if any, are discretionary and will be subject to determination by the Board each quarter after taking into account various factors, including general business conditions and the Company’s financial condition, operating results, cash requirements and expansion plans.
Cautionary Note Regarding Forward-Looking Statements
     This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s intent and ability to pay future dividends. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties, and the Company can provide no assurances that such plans, intentions or expectations will be implemented or achieved. Many of these risks and uncertainties are discussed in detail in the Company’s reports and statements that it files with the U.S. Securities and Exchange Commission, in particular in its Annual Report on Form 10-K for the year ended October 2, 2010. You should carefully review these risks and uncertainties.
     All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1	Press release dated May 17, 2011 announcing the appointment of Duncan S. Gage as a director and the declaration of a quarterly cash dividend of $0.03 per share.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC. Registrant
Date: May 17, 2011	By:	/s/ Michael C. Gazmarian
Michael C. Gazmarian
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated May 17, 2011 announcing the appointment of Duncan S. Gage as a director and the declaration of a quarterly cash dividend of $0.03 per share.